SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the
Securities Exchange Act of 1934

May 15, 2009
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Date of Report (date of earliest event reported)

American TonerServ Corp.
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Exact name of Registrant as Specified in its Charter

Delaware	333-120688	33-0686105
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State or Other Jurisdiction	Commission File	IRS Employer Identification
of Incorporation	Number	Number

420 Aviation Boulevard, Suite 103, Santa Rosa, California 95403
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Address of Principal Executive Offices, Including Zip Code

(800) 736-3515
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Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS
OF CERTAIN OFFICERS.

On May 15, 2009, the Board of Directors of American TonerServ Corp. (the "Company") approved a bonus plan for employees at its headquarters in Santa Rosa, California as determined by the Company's CEO, including executive officers. The ATS HQ Bonus Plan, 2009 (the "2009 Bonus Plan") generally provides for a bonus pool to consist of 50% of the Corporation's pre-bonus earnings before income taxes, depreciation and amortization ("EBITDA") in excess of 5% of budgeted EBITDA of $1,264,892 during 2009, plus amounts of 5% of purchase price not to exceed $40,000 per acquisition completed by the Corporation in 2009. The maximum amount of the bonus pool under the 2009 Bonus Plan that can be achieved would be $335,932 based on the Company achieving EBITDA of $2,000,000, excluding any amounts for acquisitions. This description of the 2009 Bonus Plan is qualified by the specific terms of such plan which is attached to this report as Exhibit 10.1.

Also on May 15, 2009, the Company's Board of Directors approved new compensation arrangements for its CEO and Chairman of the Board. The compensation plan for Chuck Mache, the Company's CEO, provides for an annual salary of $180,000. Mr. Mache, will be paid $10,000 per month for the first three months, with the additional $5,000 per month being accrued. Mr. Mache will not earn the balance of his salary until the Company achieves EBITDA of $300,000 over any successive three month period. Mr. Mache is also guaranteed a 32% participation in the 2009 Bonus Plan, an automobile allowance of $750 per month and the future grant of options to purchase 2,000,000 shares of the Company's common stock under the Company's 2008 Stock Incentive Plan. A copy of the compensation plan for Mr. Mache is filed as Exhibit 10.2 to this report.

The compensation plan for Daniel Brinker provides for an annual salary of $24,000 for his services as Chairman of the Board of the Corporation, and $200 per hour for services outside of his responsibilities as Chairman of the Board. A copy of the compensation plan for Mr. Brinker is filed as Exhibit 10.3 to this report

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
10.1	ATS HQ Bonus Plan, 2009
10.2	Compensation Plan for Chuck Mache
10.3	Compensation Plan for Dan Brinker

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN TONERSERV CORP.

Dated: May 21, 2009	By:	/s/ Ryan Vice
Ryan Vice, Chief Financial Officer